               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Accounting and Actuarial Experts" in the Medallion Variable Life Prospectus and "Other Service Providers and Experts" in the Statement of Additional Information and to the use of our reports dated February 6, 2004, with respect to the financial statements of John Hancock Variable Life Account U, and dated March 19, 2004, with respect to the financial statements of John Hancock Variable Life Insurance Company, included in this Post-Effective Amendment No. 19 to the Registration Statement (Form N-6, No. 33-76660).

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
April 23, 2004

MVL

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Accounting and Actuarial Experts" in the Medallion Variable Universal Life Plus Prospectus and "Other Service Providers and Experts" in the Statement of Additional Information and to the use of our reports dated February 6, 2004, with respect to the financial statements of John Hancock Variable Life Account U, and dated March 19, 2004, with respect to the financial statements of John Hancock Variable Life Insurance Company, included in this Post-Effective Amendment No. 19 to the Registration Statement (Form N-6, No. 33-76660).

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
April 23, 2004

MVL Plus

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Accounting and Actuarial Experts" in the Medallion Universal Variable Life Plus Prospectus and "Other Service Providers and Experts" in the Statement of Additional Information and to the use of our reports dated February 6, 2004, with respect to the financial statements of John Hancock Variable Life Account U, and dated March 19, 2004, with respect to the financial statements of John Hancock Variable Life Insurance Company, included in this Post-Effective Amendment No. 19 to the Registration Statement (Form N-6, No. 33-76660).

                                                              ERNST & YOUNG LLP

Boston, Massachusetts
April 23, 2004

MVL Plus Profunds